Financial Instruments - Summary of Net Debt to Equity Ratio (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2021 ARS ($)	Dec. 31, 2020 ARS ($)	Dec. 31, 2019 ARS ($)	Dec. 31, 2018 ARS ($)
Disclosure of net debt equity ratio [abstract]
Debt	$ 2,511,145	$ 9,721,910
Cash and current investment	5,271,049	6,604,524
Net debt	(2,759,904)	3,117,386
Shareholders' Equity	$ 72,510,087	$ 68,513,344	$ 60,266,054	$ 52,327,166
Net debt to equity ratio and shareholders' equity	(0.04)	0.05